Nationwide Mutual Funds
Nationwide Fund
Nationwide Enhanced Income Fund
Nationwide Short Duration Bond Fund

Supplement dated June 7, 2013
to the Statement of Additional Information (“SAI”) dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 28, 2013, the Board approved the termination of Morley Capital Management, Inc.  (“Morley”) as a subadviser to the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund, and the termination of Aberdeen Asset Management Inc. (“Aberdeen”) and Diamond Hill Capital Management, Inc.  (“Diamond Hill”) as subadvisers to the Nationwide Fund.  At the same meeting, the Board approved the appointment of HighMark Capital Management, Inc. (“HighMark”) as the sole subadviser to the Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund and Nationwide Fund (each the “Fund,” collectively, the “Funds”).  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.           As of the Effective Date, all references to, and information regarding, Morley, Aberdeen and Diamond Hill in the SAI, as it relates to the Funds only, are deleted.

3.            As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 69-70 of the SAI:

Fund	Subadvisers
Nationwide Enhanced Income Fund	HighMark Capital Management, Inc. (“HighMark”)
Nationwide Fund	HighMark
Nationwide Short Duration Bond Fund	HighMark

Highmark Capital Management, Inc. (“HighMark”), located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation.  UnionBanCal Corporation is wholly-owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.  As of March 31, 2013, HighMark had approximately $19.3 billion in assets under management.  HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

4.           As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

HighMark Capital Management, Inc.

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each Fund.  A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services, Inc. (“ISS”), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk.  To achieve this goal: 1) ISS supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence; 2) ISS evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting; 3) ISS protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal; 4) ISS evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process; 5) ISS evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests; and 6) ISS’ evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Policy Committee (the “IPC”), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM’s fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy or echo vote. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) nonpublic, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by the IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to as the extent required by law. HCM complies with the appropriate legal requirements with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit of the portfolio.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2012)
HighMark Capital Management, Inc.
Derek Izuel	Nationwide Fund	None
Edward Herbert	Nationwide Fund	None
E. Jack Montgomery	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None
Jeffrey Klein	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None
Gregory Lugosi	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None
David Wines	Nationwide Enhanced Income Fund Nationwide Short Duration Bond Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

HighMark Capital Management, Inc. (“HighMark”)

Each of the portfolio managers for each Fund subadvised by HighMark receives a salary from HighMark and participates in HighMark’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in HighMark’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, HighMark generally considers the one-and three-year performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. (The portfolio manager must oversee the mutual fund or account for the performance time period before that performance is included in the portfolio manager’s incentive plan.)To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain Funds, where applicable.

Portfolio Manager	Peer Group
Derek Izuel	Morningstar Large Blend Category and S&P 500 Index (with respect to the Nationwide Fund)
Edward Herbert	Morningstar Large Blend Category and S&P 500 Index (with respect to the Nationwide Fund)
Jeffrey Klein
Morningstar Ultrashort Bond Category and BofA Merrill Lynch 1-Year Treasury Bill Index (with respect to the Nationwide Enhanced Income Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year US Government/Credit Index (with respect to the Nationwide Short Duration Bond Fund)

Jack Montgomery
Morningstar Ultrashort Bond Category and BofA Merrill Lynch 1-Year Treasury Bill Index (with respect to the Nationwide Enhanced Income Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year US Government/Credit Index (with respect to the Nationwide Short Duration Bond Fund)

Greg Lugosi
Morningstar Ultrashort Bond Category and BofA Merrill Lynch 1-Year Treasury Bill Index (with respect to the Nationwide Enhanced Income Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year US Government/Credit Index (with respect to the Nationwide Short Duration Bond Fund)

David Wines
Morningstar Ultrashort Bond Category and BofA Merrill Lynch 1-Year Treasury Bill Index (with respect to the Nationwide Enhanced Income Fund); Morningstar Short Term Bond Category(with respect to the Nationwide Short Duration Bond Fund)

OTHER MANAGED ACCOUNTS as of 3/31/13

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

HighMark Capital Management, Inc.
Derek Izuel	Mutual Funds: 4 accounts, $293,993 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 account, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Edward Herbert	Mutual Funds: 4 accounts, $293,993 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 account, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
E. Jack Montgomery	Mutual Funds: 6 accounts, $758,050,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jeffrey Klein	Mutual Funds: 6 accounts, $758,050,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Gregory Lugosi	Mutual Funds: 6 accounts, $758,050,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
David Wines	Mutual Funds: 5 accounts, $758,050,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $540,479,677total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

HighMark Capital Management, Inc.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which HighMark believes are faced by investment professionals at most major financial firms.  HighMark has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE